Exhibit 10.3
    EXECUTION VERSION
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 23, 2024, by and among SERVICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the Guarantors solely for the purpose of Section 11 hereof, each of the financial institutions party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

    WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of June 29, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

    WHEREAS, as permitted by Section 12.6. of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms and conditions of this Amendment (the Credit Agreement as so amended, the “Amended Credit Agreement”).

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

    Section 1. Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 2 below, as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)The definition of “Collateral Property Availability” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Collateral Property Availability” means, as determined with respect to the then Collateral Properties, the least of (i) 40% of the as-stabilized Appraised Value of such Collateral Properties, in the aggregate, (ii) 50% of the as-is Appraised Value of such Collateral Properties, in the aggregate, and (iii) the amount that would result in a Collateral Property Debt Yield for such Collateral Properties (in the aggregate) as follows: (A) in the case of any such calculation from September 30, 2024 through and including December 31, 2024, 8.5%, (B) in the case of any such calculation from January 1, 2025 through and including March 31, 2025, 9.5%, (C) in the case of any such calculation from April 1, 2025 through and including June 30, 2025, 10%, (D) in the case of any such calculation from July 1, 2025 through and including September 30, 2025, 11%, and (E) in the case of any such calculation on or after October 1, 2025, 12%. If any Collateral Property shall cease to qualify as such pursuant to Section 7.15(c) or if the value of any Collateral Property shall otherwise be expressly excluded from the determination of Collateral Property Availability (or otherwise expressly limited) pursuant to the terms of the Security Instrument encumbering such Property or the Borrower Letter, then, in any such case, the value of such Property shall be excluded from the calculation of the Collateral Property Availability (or limited as expressly provided in the provision of the applicable Security Instrument or the Borrower Letter, as applicable, pursuant to which such limitation arises), and the Collateral Property Availability shall be recalculated immediately upon such exclusion (or limitation, as applicable).

(b)The definition of “Collateral Property Debt Yield” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Collateral Property Debt Yield” means, on any date of determination, the ratio, expressed as a percentage, of (i) the Net Operating Income of the Collateral Properties for the fiscal quarter of the Borrower most recently ending and the three immediately preceding fiscal quarters (provided that, if the Net Operating Income of any individual Collateral Property for such period is less than zero (0), then the Net Operating Income of such Collateral Property shall be deemed to be zero (0) for such period solely for purposes of calculating the aggregate Net Operating Income for such period pursuant to this clause (i)), to (ii) the aggregate outstanding principal balance of all Revolving Loans, Letter of Credit Liabilities and other extensions of credit hereunder as of such date.

    Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to (i) the truth and accuracy of the representations set forth in Section 3 below and (ii) the Administrative Agent’s receipt of each of the following, each of which shall be in form and substance satisfactory to the Administrative Agent (the first date on which each of the conditions pursuant to the foregoing clauses (i) and (ii) shall have been satisfied, the “Second Amendment Effective Date”):

    (a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and the Requisite Lenders; and

    (b)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders in connection with this Amendment have been paid (including, without limitation, all fees due and payable pursuant to that certain fee letter, dated as of the date hereof, by and among the Borrower, the Administrative Agent and Wells Fargo Securities, LLC).

    Section 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

    (a)    Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Amended Credit Agreement in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

    (b)    Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Amended Credit Agreement in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Banks.

    (c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

(d)    Representations and Warranties. Each of the representations and warranties set forth in the Amended Credit Agreement are true, correct and complete in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the Second Amendment Effective Date, except to the extent that any such representation or warranty relates to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of such earlier date.

Section 4. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement. This Amendment is a Loan Document.

    Section 5. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

    Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

    Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

    Section 8. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only. The Amended Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Amended Credit Agreement or any other Loan Document.

    Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

    Section 10. Electronic Signatures. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed by any Lender, Titled Agent, Issuing Bank or Swingline Lender (collectively, the “Lender Parties”) in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender Party or the use of a paper-based recordkeeping system with respect to such Lender Party, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Lender Party in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the undersigned hereby (i) agrees that, for all purposes, electronic images of this Amendment (including with respect to any of the Lender Parties’ signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Amendment based solely on the lack of paper original copies hereof, including with respect to any of the Lender Parties’ signatures hereto.

    Section 11. Reaffirmation. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Loan Document, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Amended Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Security Documents as security for or otherwise guaranteed the Obligations or Guaranteed Obligations, as applicable, under or with respect to the Loan Documents (except, in each case, to the extent heretofore expressly released and not subsequently re-encumbered pursuant to any Security Document), ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations or Guaranteed Obligations, as applicable, as amended hereby. Each Loan Party hereby consents to this Amendment and acknowledges that the Amended Credit Agreement and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed.

    Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Amended Credit Agreement.

[Signatures on Next Page]

    IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Third Amended and Restated Credit Agreement to be duly executed as of the date first above written.

SERVICE PROPERTIES TRUST, as the Borrower

By: /s/ Brian E. Donley________________
Name: Brian E. Donley
Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

BANNER NEWCO LLC
CAMBRIDGE TRS, INC.
HARBOR COURT ASSOCIATES, LLC
HIGHWAY VENTURES BORROWER LLC
HIGHWAY VENTURES LLC
HIGHWAY VENTURES PROPERTIES LLC
HIGHWAY VENTURES PROPERTIES TRUST
HPT CAMBRIDGE LLC
HPT CLIFT TRS LLC
HPT CW MA REALTY LLC
HPT CY TRS, INC.
HPT GEARY ABC HOLDINGS LLC
HPT GEARY PROPERTIES TRUST
HPT IHG CHICAGO PROPERTY LLC
HPT IHG GA PROPERTIES LLC
HPT IHG-2 PROPERTIES TRUST
HPT IHG-3 PROPERTIES LLC
HPT SN HOLDING, INC.
HPT STATE STREET TRS LLC
HPT SUITE PROPERTIES TRUST
HPT TA PROPERTIES LLC
HPT TA PROPERTIES TRUST
HPT TRS IHG-2, INC.
HPT TRS INC.
HPT TRS MRP, INC.
HPT TRS SPES II, INC.
HPT TRS WYN, INC.
HPT WACKER DRIVE TRS LLC
HPTCY PROPERTIES TRUST
HPTMI HAWAII, INC.
HPTMI PROPERTIES TRUST
HPTWN PROPERTIES TRUST
ROYAL SONESTA, INC.
SVC GATEHALL DRIVE TRS LLC
SVC HIGGINS ROAD TRS LLC
SVC HOLDINGS LLC
SVC JERSEY CITY TRS LLC
SVC MANNHEIM ROAD TRS LLC
SVC MINNEAPOLIS TRS LLC
SVC MORRIS PLAINS TRS LLC
SVC NANUET TRS LLC
SVC NJ TRS LLC
SVC RANDOLPH STREET TRS LLC
SVC REDONDO BEACH TRS LLC
SVCN 1 LLC
SVCN 2 LLC
SVCN 3 LLC
SVCN 4 LLC
SVCN 5 LLC,
each as a Loan Party

By: /s/ Brian E. Donley________________________
Name: Brian E. Donley
Title: Chief Financial Officer & Treasurer

HPT CW MA REALTY TRUST, as a Loan Party

By: /s/ Brian E. Donley________________________
Name: Brian E. Donley
Title: as a trustee and not individually

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Oliver Woodruff
Name: Oliver Woodruff
Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

BMO Bank N.A., as a Lender

By: /s/ Rebecca Liu Chabanon
Name: Rebecca Liu Chabanon
Title: Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

        By: /s/ Shari L. Reams-Henofer
        Name: Shari L. Reams-Henofer
        Title: Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Citibank N.A.,
as a Lender

        By: /s/ Christopher Albano
        Name: Christopher Albano
        Title: Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

BANK OF AMERICA, N.A, as a Lender

By: /s/ Stephanie Whitman
Name: Stephanie Whitman
Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: JPMorgan Chase,
as a Lender

        By: /s/ Richard Armstrong
        Name: Richard Armstrong
        Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: UBS AG Stamford Branch,
as a Lender

        By: /s/ Muhammad Afzal
        Name: Muhammad Afzal
        Title: Director

By: /s/ Peter Hazoglou
        Name: Peter Hazoglou
        Title: Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Morgan Stanley Bank, N.A.,
as a Lender

        By: /s/ Gretell Merlo
        Name: Gretell Merlo
        Title: Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SERVICE PROPERTIES TRUST, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Goldman Sachs Bank USA,
as a Lender

        By: /s/ Priyankush Goswami
        Name: Priyankush Goswami
        Title: Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement (SVC)]